UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Horizon Spin-off and Corporate Restructuring Fund
(Class A: LSHAX)
(Class C: LSHCX)
(Institutional Class: LSHUX)

ANNUAL REPORT
April 30, 2015

Horizon Spin-off and Corporate Restructuring Fund
a series of  Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Horizon Spin-off and Corporate Restructuring Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.libertystreetfunds.com

June 15, 2015

Dear Fellow Shareholders:

We are pleased to present the Horizon Spin-Off and Corporate Restructuring Fund’s (“the Fund”) Annual Report for the Fund’s fiscal year ending April 30, 2015.  For the period, the Fund had losses in the no load Institutional Class of -0.39%.  This can be compared with returns, including dividends and capital gains reinvested, of +12.98% for the Standard and Poor’s 500 Index (“S&P 500”) over the same time period.  While the Fund’s investment returns significantly underperformed the broader equity market as defined by the S&P 500 during the period, we remain confident in the Fund’s investment approach. We anticipate that the very nature of investing in spin-off and corporate restructuring companies will continue to deliver a return stream that is less correlated to the broader markets, and one which we expect to provide attractive risk-adjusted returns over the longer term.

Fund fiscal year ending April 30, 2015 marks the first full year of operation under the Fund’s changed principal investment strategy of focusing exclusively on spin-offs and other forms of corporate restructuring.  The change officially occurred in February of 2014 and the Fund’s sub-advisor, Horizon Asset Management LLC (“Horizon”), continually adjusted the portfolio in as tax efficient manner as possible to transition the portfolio to the new investment strategy.   We are pleased that at calendar year end 2014, the Fund distributed no taxable capital gains to shareholders.  We are also pleased to report that as of April 30, 2015, the Fund’s portfolio is reflective of the new investment strategy with approximately 40% in recently spun-off companies, 22% of parents of recent spin-offs, 20% of parent companies with a pending spin-off, and 7% in companies classified as other corporate restructurings.

Specifically during the Fund’s fiscal year ending April 30, 2015, performance was driven by a number of strong individual securities which was largely offset by weak performance by a number of individual securities.  On the negative side, two of the Fund’s poorer performers occurred in the gaming sector, represented by Las Vegas Sands (LVS) and Wynn Resorts (WYNN). These two positions declined 32.3% and 30.03% respectively while held by the Fund during the past fiscal year.  Both securities were legacy positions from the Fund’s prior investment strategy, and were eliminated from the portfolio during the year.  Other detractors include parent company Dundee Corporation (DDEJF) and its recent spin-off Dream Unlimited (DRUNF) which declined -34.20% and -42.33% respectively.  These positions remain Fund holdings as the Fund’s sub-advisor believes the recent underperformance is temporary in nature due to these holdings’ relationship with real estate in and around the Canadian oil fields, and the recent significant decline in crude oil prices.  Lastly on the detractor side was the Fund’s position in Virtus Investment Partners (VRTS) which declined -30.15% during the period. Virtus was also a legacy position from the Fund’s previous investment strategy, and is no longer a Fund holding.  Despite its recent decline, the position was sold at a significant gain.

On the positive side were several recent spin-offs and/or their parent companies.  The Liberty Media-related companies and the majority of their spin-offs delivered strong returns for the Fund, with parent Liberty Media Corp Class A (LMCA) appreciating +13.26% and Class C (LMCK) appreciating +7.06%.  Liberty Media spin-off Liberty Ventures (LVNTA) appreciated +16.77% and spin-off Liberty Interactive (QVCA) appreciated +43.15%. Madison Square Garden (MSG) announced a proposed spin-off during the year and appreciated +43.21%.  It has since been sold from the portfolio.  Parent company Brookfield Asset Management (BAM) and its spin-offs Brookfield Property Partners (BPY) and Brookfield Residential Properties (BRP.TO) also delivered solid returns with appreciation of +32.19%, +24.58% and +23.20% respectively.  BPY remains a Fund holding while BAM and BRP.TO are not.  Other positive performers included Dish Network Corp (DISH) up +35.92%, Jarden Corporation (JAH) up +34.33%, and Texas Pacific Land Trust (TPL) up 14.88%.  JAH and TPL remain Fund holdings, while DISH is not.  TPL is a legacy position and not part of the Fund’s principal investment strategy.

Liberty Street Advisors, Inc.

While the total returns for the period significantly underperformed the broader equity markets for 2015, we continue to believe that Horizon and its investment approach to spin-offs has positioned the Fund to potentially benefit from an ever growing universe of opportunities.  We would like to share with you the following comments from Horizon regarding the current spin-off investment environment:

“Although spin-offs have always been a rather small part of the equity market, it is nevertheless interesting to observe that many of the companies planning spin-offs have attracted the attention of activist investors.  For instance, as examples of such, one might cite three positions held by this Fund.  These are eBay (EBAY), Hertz Global Holding (HTZ), and Gannett Co (GCI).  Why is this so?  One might reply that these companies are undervalued and that the spin-off is the so-called catalyst which will, or at least should, expose that value in a more transparent manner.  However, such an explanation, even if entirely valid, merely begs the question of how the company has thus far remained undervalued and, more importantly, how the value was created in the first place.

“In order to address this question, it is important to cite a study performed by Professor William Lazonick1 of the University of Massachusetts.  Professor Lazonick studied the S&P 500 Index companies from 2003 through 2012 and determined that 54% of the earnings of these firms were used to repurchase stock and another 37% were used to pay dividends. Thus, a total of 91% of the profits were, in one form or another, paid to shareholders. In other words, only 9% of profits were reinvested back into the company.

“According to an open letter by Laurence Fink, CEO of BlackRock, to each of the S&P 500 companies, dated April 2015, the S&P 500 companies spent over $900B on stock repurchases and dividends in 2014.  This is the highest figure ever recorded.  According to a New York Times article on this subject, dated April 13, 2015, the amount returned to shareholders in this manner is nearly $1 trillion2.

“In order to grow, it is generally necessary for a company to reinvest a portion of profits back into itself.  It is this gradual accumulation of assets that makes possible higher profits.  This is known in financial theory as the DuPont model or Dupont analysis.  Assets are measured at gross book value rather than net book value.

“Of course, there can be exceptions.  One such example is a media content company.  The investments in new content are expensed in earnings, although the content created might possibly generate cash for decades.  Consequently, content companies can usually manage to repurchase stock if this is deemed to be a value enhancing action.

“On the other hand, an energy company is constantly depleting reserves that must be replaced.  Finding costs, as well as lifting costs, are usually increasing.  Thus, depletion and depreciation allowances alone are generally inadequate to fund reserve replacement, so that some portion of profits almost always needs to be reinvested into the company.  The advent of horizontal drilling made it possible to re-estimate reserves in wells that were believed to be entirely depleted.  The new technology made it possible to access hydrocarbons that were previously believed to have not been recoverable.  In this manner, one can, so to speak, “replace” reserves.  However, it should be obvious that the process cannot be repeated indefinitely; therefore, it has limitations.

“An enormous long term problem with large corporations is the unwillingness, or, in some instances, the inability, to reinvest profits.  There is nothing inherently wrong with stock repurchases.  Nevertheless, many companies require reinvestment simply because assets eventually deteriorate and, thus, must be replaced.  Share repurchases can certainly enhance shareholder value if the shares are actually undervalued.  If the shares are not undervalued, this process merely drains a company of resources.

1 Harvard Business Review, Profits Without Prosperity, September 2014
2 The New York Times, “Blackrock’s Chief, Laurence Fink, Urges Other C.E.O.s to Stop Being So Nice to Investors,” April 13, 2015

Liberty Street Advisors, Inc.

“Spin-offs, as a generalization, reinvest heavily into the businesses in question.  In fact, many spin-offs occur simply because the parent company is loath to reinvest in the business, and the spin-off company, while under the aegis of the parent company, cannot have access to its own cash flow.  The spin-off grants such cash flow access and in many instances, this is the very instrumentality that reinvigorates the spin-off.

“For instance, in the Fund’s portfolio, Howard Hughes Corp. (HHC) is investing in previously dormant assets, such as Woodlands, Texas and Summerlin, Nevada, as well as the underutilized South Street Seaport in New York City.  Another holding, Starz (STRZA), certainly does repurchase shares when these shares are undervalued, but is also using its cash flow to develop its own content library.  Similarly, with regard to the Fund’s investment in Dream Unlimited Corp. (DRUNF), the company is gradually developing its extensive land holdings in Canada and recently signed a deal with Canadian Pacific to develop that firm’s extensive unutilized real estate.

“Consequently, the Fund is positioned in such a manner that it is poised to benefit from the most important issue in contemporary equity investing: the issue of corporate profit reinvestment.  There was a time when corporations were criticized for reckless investment and even, in many instances, participation in the great financial bubbles of the past two decades.  “These are, of course, the Internet/Technology bubble and the subsequent real estate bubble.  Happily, these reckless corporate investment policies and practices have ceased.  Unfortunately, these have been replaced not by disciplined corporate investment allocation but by a general unwillingness to reinvest in the business.

“In the case of the typical spin-off, this is most definitely not the case.  The investment policies of the spin-offs are so opposite to those of most large corporations that spin-offs have truly different characteristics.  Moreover, the corporate practice of non-investment is creating large numbers of spin-offs that are really corporate subsidiaries that have been starved of investment for years.

“The indexes are populated by companies in which the corporation does not invest, in which the management sells shares literally as soon as their options are granted, yet constantly repurchases its own shares.  However, the index is the investment of choice.  As these companies continue to spin off divisions starved of investment, the new companies are usually not in the index. The index receives shares simply because these are distributed by the parent.  The new shares are a source of tracking error and must be sold.  The Fund’s strategy makes a practice of buying these shares.  This is essentially the spin-off anomaly that has been in process for decades and in which we are delighted to participate.”

-Horizon Asset Management LLC, May 2015

We at Liberty Street believe the Fund is well positioned to capitalize on these opportunities and are hopeful that shareholders will be rewarded over the coming years.  We appreciate your continued confidence in the Fund.

Liberty Street Advisors, Inc.

LIBERTY STREET ADVISORS, INC.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Advisor, and as indicated the Fund’s Sub-advisor, as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

There is no guarantee the Fund will achieve the investment objective. The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium- sized companies, which involves greater risks than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. The Fund may invest in foreign and emerging markets securities, which involve special risks, including the volatility of currency exchange rates and, in some cases limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may purchase IPOs and distressed securities. IPOs have special risks as there may be a limited number of shares available, unseasoned trading, lack of investor knowledge of the company and a limited operating history. Distressed securities involve considerable risk and can result in substantial or even total loss on the Fund’s investment. These companies are more likely to become worthless than securities of more financially stable companies.

The Fund may invest in preferred stock. The market value of this stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. The Fund may invest in convertible securities, which are subject to market and interest rate risk and credit risk and are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies. The Fund may invest in warrants, which may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.

Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Liberty Street Advisors, Inc.

Horizon Spin-off and Corporate Restructuring Fund
FUND PERFORMANCE at April 30, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.
The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.
Average Annual Total Returns as of April 30, 2015	1 Year	3 Years	5 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	-0.97%	14.32%	11.03%	1.16%
Class C²	-1.68%	13.64%	10.39%	0.53%
Institutional Class³	-0.68%	14.63%	11.34%	0.41%
After deducting maximum sales charge
Class A¹	-5.63%	12.51%	9.94%	0.55%
Class C²	-2.41%	13.64%	10.39%	0.53%
S&P 500® Index	12.98%	16.73%	14.33%	6.44%

*	Class A started on May 4, 2007, Class C started on May 24, 2007 and Institutional Class started on July 11, 2007. Class A and Class C impose higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 1.94% and 1.50% respectively, for Class C shares were 2.69% and 2.25% respectively, and for the Institutional Class shares were 1.69% and 1.25% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed  1.50%, 2.25% and 1.25% of the average daily net assets of the A shares, C shares and Institutional shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until August 31, 2015, and it may be terminated before that date by the Trust’s Board of Trustees.

¹	Maximum sales charge for Class A shares is 4.75%. No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2015

Number of Shares		Value

	CLOSED-END FUNDS – 0.2%
	FINANCIAL – 0.2%
7,200	Special Opportunities Fund, Inc.	$111,744

	TOTAL CLOSED-END FUNDS (Cost $117,363)	111,744

	COMMON STOCKS – 86.3%
	BASIC MATERIALS – 0.4%
	CHEMICALS-FIBERS – 0.3%
12,400	Rayonier Advanced Materials, Inc.	207,204

	CHEMICALS-SPECIALTY – 0.1%
800	WR Grace & Co.*	77,376
		284,580
	COMMUNICATIONS – 26.4%
	ADVERTISING SERVICES – 0.3%
27,300	Journal Media Group, Inc.*	253,617

	E-COMMERCE/PRODUCTS – 2.5%
34,400	eBay, Inc.*	2,004,144

	E-COMMERCE/SERVICE – 1.5%
40,000	Liberty Interactive Corp. - Class A*	1,150,400

	E-MARKETING/INFORMATION – 2.5%
84,000	New Media Investment Group, Inc.	1,942,920

	INFORMATION SERVICES – 0.1%
100	Google, Inc. - Class A*	54,877
100	Google, Inc. - Class C*	53,882
		108,759
	INTERNET SECURITY – 1.6%
50,000	Symantec Corp.	1,246,250

	MEDIA – 11.1%
1,200	AMC Networks, Inc. - Class A*	90,528
72,464	EW Scripps Co. - Class A	1,687,687
40,000	Liberty Media Corp. - Class A*	1,535,200
42,000	Liberty Media Corp. - Class C*	1,593,900
19,234	Liberty Ventures*	801,673
78,700	Starz*	3,095,271
		8,804,259
	PUBLISHING-NEWSPAPERS – 4.9%
53,000	Gannett Co., Inc.	1,818,960
36,000	Tribune Media Co. - Class A	2,018,520
350	Tribune Publishing Co.	6,149
		3,843,629

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	SATELLITE TELECOM – 1.9%
30,000	EchoStar Corp. - Class A*	$1,500,000
		20,853,978
	CONSUMER, CYCLICAL – 15.1%
	BUILDING-RESIDENTIAL/COMMERCIAL – 3.4%
189,000	TRI Pointe Homes, Inc.*	2,698,920

	ELECTRONIC & OUTLET STORES – 0.5%
53,600	Sears Hometown and Outlet Stores, Inc.*	371,448

	GENERAL MERCHANDISE STORES – 1.0%
60,600	Sears Canada, Inc.*	461,092
8,000	Sears Holdings Corp.*	319,520
		780,612
	HOLDING COMPANY – 7.4%
64,431	Icahn Enterprises LP	5,898,658

	MOTOR VEHICLE PARTS AND DEALER – 1.9%
24,000	AutoNation, Inc.*	1,477,200

	NON-STORE RETAILERS – 0.4%
10,092	Lands' End, Inc.*	296,503

	RETAIL-RESTAURANTS – 0.0%
17	Restaurant Brands International LP	665

	RETAIL-SPORTING GOODS – 0.5%
10,000	Vista Outdoor, Inc.*	437,600
		11,961,606
	CONSUMER, NON-CYCLICAL – 13.6%
	BEVERAGES-WINE/SPIRITS – 0.2%
11,600	Crimson Wine Group Ltd.*	107,880

	MANUFACTURED BRANDS – 5.7%
87,400	Jarden Corp.*	4,473,132

	MEDICAL PRODUCTS – 2.2%
36,000	Halyard Health, Inc.*	1,745,280

	MEDICAL-DRUGS – 0.6%
12,797	Prestige Brands Holdings, Inc.*	502,282

	RENTAL AUTO/EQUIPMENT – 2.6%
98,000	Hertz Global Holdings, Inc.*	2,042,320

	SCHOOLS – 2.3%
1,800	Graham Holdings Co. - Class B	1,841,274
		10,712,168
	DIVERSIFIED – 0.8%
	DIVERSIFIED OPERATION – 0.6%
29,600	Jardine Strategic Holdings Ltd. - ADR[1]	505,864

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	DIVERSIFIED (Continued)
	MEDIA – 0.2%
4,600	Liberty TripAdvisor Holdings, Inc. - Class A*	$136,666
		642,530
	ENERGY – 5.9%
	OIL & GAS – 5.9%
30,800	Texas Pacific Land Trust	4,643,408

	OIL COMPANIES-EXPLORATION & PRODUCTION – 0.0%
600	WPX Energy, Inc.*	8,250
		4,651,658
	FINANCIAL – 20.8%
	DIVERSIFIED OPERATION – 0.0%
100	Berkshire Hathaway, Inc. - Class B*	14,121

	HOLDING COMPANY – 1.1%
92,000	Dundee Corp. - Class A*1	888,720

	INTERNET INVESTMENT – 2.5%
10,000	Liberty Broadband Corp. - Class A*	542,400
26,000	Liberty Broadband Corp. - Class C*	1,410,760
		1,953,160
	INVESTMENT COMPANIES – 1.9%
32,000	American Capital Ltd.*	482,880
21,400	Capital Southwest Corp.	1,018,854
		1,501,734
	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 1.3%
16,800	Onex Corp.[1]	1,004,489

	LESSORS OF NON-RESIDENTIAL BUILDINGS – 10.6%
56,400	Howard Hughes Corp.*	8,373,708

	OTHER EXCHANGES – 0.4%
224,000	Urbana Corp. - Class A	365,752

	REAL ESTATE – 2.6%
2,915	Brookfield Property Partners LP1	67,541
248,800	Dream Unlimited Corp. - Class A*1	1,963,032
		2,030,573
	REITS-REGIONAL MALLS – 0.4%
18,000	Rouse Properties, Inc.	314,460
		16,446,717
	INDUSTRIAL – 3.3%
	BUILDING PRODUCTS-WOOD – 0.4%
12,000	Masco Corp.	317,880

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
	CONTAINERS-PAPER/PLASTIC – 0.7%
12,000	MeadWestvaco Corp.	$585,600

	DIVERSIFIED MANUFACTURING – 0.4%
3,900	Danaher Corp.	319,332

	MACHINERY-GENERAL INDUSTRY – 1.4%
54,000	Manitowoc Co., Inc.	1,065,420

	MISCELLANEOUS MANUFACTURING – 0.4%
12,000	TriMas Corp.*	338,040
		2,626,272
	TOTAL COMMON STOCKS (Cost $52,565,963)	68,179,509

Principal Amount

	CORPORATE BONDS – 0.5%
	CONSUMER, CYCLICAL – 0.5%
	GENERAL MERCHANDISE STORES – 0.5%

389,500	Sears Holdings Corp. 8.000%, 12/15/2019	368,077

	TOTAL CORPORATE BONDS (Cost $234,400)	368,077

Number of Shares

	WARRANTS – 0.4%
	CONSUMER, CYCLICAL – 0.4%
	GENERAL MERCHANDISE STORES – 0.4%
13,709	Sears Holdings Corp.*	325,452

	TOTAL WARRANTS (Cost $163,457)	325,452

Principal Amount

	SHORT-TERM INVESTMENTS – 12.5%
$9,898,544	UMB Money Market Fiduciary, 0.01%[2]	9,898,544

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,898,544)	9,898,544

	TOTAL INVESTMENTS – 99.9% (Cost $62,979,727)	78,883,326
	Other Assets in Excess of Liabilities – 0.1%	90,090

	TOTAL NET ASSETS – 100.0%	$78,973,416

Horizon Spin-off and Corporate Restructuring Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2015

ADR – American Depository Receipt
LP – Limited Partnership

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
SUMMARY OF INVESTMENTS
As of April 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Media (Communications)	11.1%
Lessors of Non-Residential Buildings	10.6%
Holding Company (Consumer, Cyclical)	7.4%
Oil & Gas	5.9%
Manufactured Brands	5.7%
Publishing-Newspapers	4.9%
Building-Residential/Commercial	3.4%
Rental Auto/Equipment	2.6%
Real Estate	2.6%
E-Commerce/Products	2.5%
Internet Investment	2.5%
E-Marketing/Information	2.5%
Schools	2.3%
Medical Products	2.2%
Investment Companies	1.9%
Satellite Telecom	1.9%
Motor Vehicle Parts and Dealer	1.9%
Internet Security	1.6%
E-Commerce/Service	1.5%
Machinery-General Industry	1.4%
Investment Management/Advisory Services	1.3%
Holding Company (Financial)	1.1%
General Merchandise Stores	1.0%
Containers-Paper/Plastic	0.7%
Diversified Operation (Diversified)	0.6%
Medical-Drugs	0.6%
Retail-Sporting Goods	0.5%
Electronic & Outlet Stores	0.5%
Other Exchanges	0.4%
Miscellaneous Manufacturing	0.4%
Diversified Manufacturing	0.4%
Building Products-Wood	0.4%
REITS-Regional Malls	0.4%
Non-Store Retailers	0.4%
Advertising Services	0.3%
Chemicals-Fibers	0.3%
Media (Diversified)	0.2%
Beverages-Wine/Spirits	0.2%
Information Services	0.1%
Chemicals-Specialty	0.1%
Diversified Operation (Financial)	0.0%
Oil Companies-Exploration & Production	0.0%
Retail-Restaurants	0.0%

Horizon Spin-off and Corporate Restructuring Fund
SUMMARY OF INVESTMENTS - Continued
As of April 30, 2015

Total Common Stocks	86.3%
Short-Term Investments	12.5%
Corporate Bonds	0.5%
Warrants	0.4%
Closed-End Funds	0.2%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015

Assets:
Investments, at value (cost $62,979,727)	$78,883,326
Receivables:
Investment securities sold	158,003
Fund shares sold	124,396
Dividends and interest	22,480
Prepaid expenses	68,896
Total assets	79,257,101

Liabilities:
Payables:
Investment securities purchased	25,449
Fund shares redeemed	112,675
Advisory fees	55,471
Distribution fees - Class A & Class C (Note 7)	12,850
Shareholder servicing fees (Note 8)	6,174
Auditing fees	17,502
Transfer agent fees and expenses	12,405
Fund accounting fees	10,025
Fund administration fees	7,469
Custody fees	4,246
Chief Compliance Officer fees	2,133
Trustees' fees and expenses	825
Accrued other expenses	16,461
Total liabilities	283,685

Net Assets	$78,973,416

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$67,823,530
Accumulated net investment income	1,153,718
Accumulated net realized loss on investments and foreign currency transactions	(5,907,431)
Net unrealized appreciation on investments	15,903,599
Net Assets	$78,973,416

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$14,604,426
Shares of beneficial interest issued and outstanding	1,428,362
Redemption price[1]	10.22
Maximum sales charge (4.75% of offering price)[2]	0.51
Maximum offering price to public	$10.73

Class C Shares:
Net assets applicable to shares outstanding	$12,056,716
Shares of beneficial interest issued and outstanding	1,208,771
Redemption price[3]	$9.97

Institutional Shares:
Net assets applicable to shares outstanding	$52,312,274
Shares of beneficial interest issued and outstanding	5,127,078
Redemption price	$10.20

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $6,740)	$896,099
Interest	22,787
Total investment income	918,886

Expenses:
Advisory fees	768,271
Distribution fees - Class C (Note 7)	106,972
Transfer agent fees and expenses	73,442
Fund accounting fees	55,976
Administration fees	55,969
Registration fees	50,001
Shareholder servicing fees (Note 8)	49,449
Distribution fees - Class A (Note 7)	33,142
Legal fees	27,656
Custody fees	21,667
Shareholder reporting fees	20,002
Auditing fees	17,502
Chief Compliance Officer fees	10,300
Miscellaneous	7,000
Trustees' fees and expenses	6,911
Insurance fees	1,084

Total expenses	1,305,344
Advisory fees waived	(204,685)
Net expenses	1,100,659
Net investment loss	(181,773)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	6,545,850
Foreign currency transactions	(406)
Net realized gain	6,545,444
Net change in unrealized appreciation/depreciation on:
Investments	(7,367,303)
Net change in unrealized appreciation/depreciation	(7,367,303)
Net realized and unrealized loss on investments and
foreign currency	(821,859)

Net Decrease in Net Assets from Operations	$(1,003,632)

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	April 30, 2015	April 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(181,773)	$(157,041)
Net realized gain on investments and foreign currency transactions	6,545,444	2,214,957
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	(7,367,303)	8,300,392
Net increase from payment by affiliates (Note 3)	-	58,349
Net increase (decrease) in net assets resulting from operations	(1,003,632)	10,416,657

Capital Transactions:
Net proceeds from shares sold:
Class A	6,749,570	3,409,090
Class C	4,052,585	1,710,562
Institutional Class	26,021,647	13,705,842
Cost of shares redeemed:
Class A	(4,517,386)	(2,205,251)
Class C	(2,521,237)	(1,619,774)
Institutional Class	(25,679,881)	(7,747,049)
Net increase in net assets from capital transactions	4,105,298	7,253,420

Total increase in net assets	3,101,666	17,670,077

Net Assets:
Beginning of period	75,871,750	58,201,673
End of period	$78,973,416	$75,871,750

Accumulated net investment income	$1,153,718	$561,207

Capital Share Transactions:
Shares sold:
Class A	651,155	339,172
Class C	399,829	172,765
Institutional Class	2,509,418	1,375,665
Shares redeemed:
Class A	(437,680)	(236,977)
Class C	(246,286)	(172,289)
Institutional Class	(2,507,154)	(791,079)
Net increase in capital share transactions	369,282	687,257

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2015	April 30, 2014		April 30, 2013		April 30, 2012		April 30, 2011
Net asset value, beginning of period	$10.32	$8.74		$6.91		$7.42		$6.36
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.03)		0.03		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	(0.07)	1.60		1.87		(0.44)		1.24
Net increase from payment by affiliates (Note 3)	-	0.01		-		-		-
Total from investment operations	(0.10)	1.58		1.90		(0.45)		1.25

Less Distributions:
From net investment income	-	-		(0.07)		(0.06)		(0.19)

Redemption fee proceeds[1]	-	-		-	[2]	-	[2]	-	[2]

Net asset value, end of period	$10.22	$10.32		$8.74		$6.91		$7.42

Total return [3]	(0.97)%	18.08%	[4]	27.77%		(5.94)%		20.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,604	$12,536		$9,719		$8,658		$16,573

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.77%	1.94%		2.11%		1.83%		1.70%
After fees waived and expenses absorbed	1.50%	1.50%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.57)%	(0.76)%		(0.20)%		(0.50)%		(0.10)%
After fees waived and expenses absorbed	(0.30)%	(0.32)%		0.41%		(0.17)%		0.10%
Portfolio turnover rate	40%	18%		4%		19%		33%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.
[4]	Total return would have been 17.96% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended		For the Year Ended	For the Year Ended		For the Year Ended
	April 30, 2015	April 30, 2014		April 30, 2013	April 30, 2012		April 30, 2011
Net asset value, beginning of period	$10.14	$8.64		$6.83	$7.33		$6.29
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.09)		(0.01)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.06)	1.58		1.86	(0.44)		1.23
Net increase from payment by affiliates (Note 3)	-	0.01		-	-		-
Total from investment operations	(0.17)	1.50		1.85	(0.48)		1.20

Less Distributions:
From net investment income	-	-		(0.04)	(0.02)		(0.16)

Redemption fee proceeds[1]	-	-		-	-	[2]	-	[2]

Net asset value, end of period	$9.97	$10.14		$8.64	$6.83		$7.33

Total return[3]	(1.68)%	17.36%	[4]	27.16%	(6.44)%		19.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,057	$10,701		$9,108	$8,300		$14,692

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.52%	2.53%		2.61%	2.33%		2.20%
After fees waived and expenses absorbed	2.25%	2.09%		2.00%	2.00%		2.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.32)%	(1.35)%		(0.70)%	(1.00)%		(0.60)%
After fees waived and expenses absorbed	(1.05)%	(0.91)%		(0.09)%	(0.67)%		(0.40)%
Portfolio turnover rate	40%	18%		4%	19%		33%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower. Prior to January 1, 2014 the CDSC was 0.75%.
[4]	Total return would have been 17.25% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2015	April 30, 2014		April 30, 2013		April 30, 2012		April 30, 2011
Net asset value, beginning of period	$10.27	$8.67		$6.86		$7.38		$6.32
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.01)		0.05		0.01		0.02
Net realized and unrealized gain (loss) on investments	(0.06)	1.60		1.85		(0.45)		1.25
Net increase from payment by affiliates (Note 3)	-	0.01		-		-		-
Total from investment operations	(0.07)	1.60		1.90		(0.44)		1.27

Less Distributions:
From net investment income	-	-		(0.09)		(0.08)		(0.21)

Redemption fee proceeds[1]	-	-		-	[2]	-	[2]	-	[2]

Net asset value, end of period	$10.20	$10.27		$8.67		$6.86		$7.38

Total return[3]	(0.68)%	18.45%	[4]	28.03%		(5.74)%		20.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,312	$52,635		$39,375		$46,863		$82,886

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.52%	1.69%		1.86%		1.58%		1.45%
After fees waived and expenses absorbed	1.25%	1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.32)%	(0.51)%		0.05%		(0.25)%		0.15%
After fees waived and expenses absorbed	(0.05)%	(0.07)%		0.66%		0.08%		0.35%
Portfolio turnover rate	40%	18%		4%		19%		33%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Total return would have been 18.34% had the Advisor not reimbursed the Fund for the loss on a portfolio investment.

See accompanying Notes to Financial Statements.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2015

Note 1 – Organization
The Horizon Spin-off and Corporate Restructuring Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to February 11, 2014, the Fund was known as the Liberty Street Horizon Fund.  The Fund seeks to achieve long-term growth of capital.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class.  Class A commenced operations on May 4, 2007. Class C commenced operations on May 24, 2007.  Institutional Class commenced operations on July 11, 2007.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Contracts
The Fund may utilize forward foreign currency contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At April 30, 2015, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended April 30, 2012-2014 and as of and during the year ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund's behalf and is invested in short-term securities. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2015, there were no securities loaned by the Fund and there was no collateral due to broker by the Fund.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor engages Horizon Asset Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively until August 31, 2015.  Prior to January 1, 2014 the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.00% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively.

For the year ended April 30, 2015, the Advisor waived its advisory fees totaling $204,685.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2015, the amount of these potentially recoverable expenses was $822,818.  The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2016	332,182
2017	285,951
2018	204,685

The “Net increase from payments by affiliates” on the Statement of Changes and in the Financial Highlights represents an amount reimbursed from the Advisor for the loss on a portfolio investment.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended April 30, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2015, are reported on the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 4 – Federal Income Taxes
At April 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$61,983,884
Gross unrealized appreciation	$21,795,411
Gross unrealized depreciation	(4,895,969)
Net unrealized appreciation on investments	$16,899,442

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(815,971)	$774,284	$41,687

As of April 30, 2015 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(5,749,556)
Unrealized appreciation on investments	16,899,442
Total accumulated earnings	$11,149,886

The tax character of distributions paid during the fiscal years ended April 30, 2015 and April 30, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$-	$-
Long-term capital gains	-	-
Total distributions paid	$-	$-

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

As of April 30, 2015, the Fund had a capital loss carryover of $4,289,402 which expires in 2019.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended April 30, 2015, the Fund utilized $7,539,322 of its capital loss carryovers.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of April 30, 2015, the Fund had $870,240 of post-October capital losses which are deferred until May 1, 2015 for tax purposes.

The Fund has $96,370 in qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. As of August 31, 2012, the Fund no longer imposes the redemption fee.

Note 6 – Investment Transactions
For the year ended April 30, 2015, purchases and sales of investments, excluding short-term investments, were $28,819,963 and $30,283,490, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Class A and Class C, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. Prior to January 1, 2014 with respect to the Class A and Class C, the Plan provided for the payment of distribution fees at the annual rate of up to 0.25% and 0.75%, respectively, of average daily net assets, payable to the Distributor.  The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended April 30, 2015, HRC did not receive any distribution fees or sales commissions pursuant to the wholesaling agreement.

For the year ended April 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Prior to January 1, 2014, the Trust, on behalf of the Fund, had adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund’s assets carried at fair value:

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

	Level 1	Level 2	Level 3**	Total
Investments
Closed-End Funds	$111,744	$-	$-	$111,744
Common Stocks*	68,179,509	-	-	68,179,509
Corporate Bonds	-	368,077	-	368,077
Warrants	325,452	-	-	325,452
Short-Term Investments	9,898,544	-	-	9,898,544
Total Investments	$78,515,249	$368,077	$-	$78,883,326

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s  financial position, performance and cash flows. The Fund invested in warrants during the year ended April 30, 2015.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of April 30, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Warrants	Investments, at value	325,452	-	-
Total		$325,452		$-

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2015 are as follows:

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Total
Warrants	$161,995
Total	$161,995

The quarterly average volumes of derivative instruments as of April 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Warrants	Average Market Value	$122,700

Horizon Spin-off and Corporate Restructuring Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2015

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund's related events and transactions that occurred through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Horizon Spin-off and Corporate Restructuring Fund

We have audited the accompanying statement of assets and liabilities of the Horizon Spin-off and Corporate Restructuring Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Horizon Spin-off and Corporate Restructuring Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2015

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:
Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.

Horizon Spin-off and Corporate Restructuring Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Horizon Spin-off and Corporate Restructuring Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/14	4/30/15	11/1/14 – 4/30/15
Class A	Actual Performance	$1,000.00	$986.50	$7.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50
Class C	Actual Performance	1,000.00	983.20	11.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23
Institutional Class	Actual Performance	1,000.00	988.40	6.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Horizon Spin-off and Corporate Restructuring Fund
a series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
14 Wall Street, Suite 3A
New York, New York 10005

Sub-Advisor
Horizon Asset Management LLC
470 Park Avenue South, 4th Floor South
New York, New York 10016

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Horizon Spin-off and Corporate Restructuring Fund Class A	LSHAX	461 418 840
Horizon Spin-off and Corporate Restructuring Fund Class C	LSHCX	461 418 832
Horizon Spin-off and Corporate Restructuring Fund Institutional Class	LSHUX	461 418 824

Privacy Principles of the Horizon Spin-off and Corporate Restructuring Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Horizon Spin-off and Corporate Restructuring Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund’s website at www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, on the Fund’s website at www.libertystreetfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Horizon Spin-off and Corporate Restructuring Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2015	FYE 4/30/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2015	FYE 4/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2015	FYE 4/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/7/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/7/15